March 2022 Investor Presentation Exhibit 99.3

Disclaimer On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination (the “Business Combination”) under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to REPAY Holdings Corporation (“REPAY” or the “Company”). Unless otherwise indicated, information provided in this presentation (a) that relates to any period ended prior to the Closing Date reflects that of Hawk Parent prior to the Business Combination, and (b) that relates to any period ended December 31, 2019 reflects the combination of (i) Hawk Parent for the periods from January 1, 2019 through July 10, 2019 and (ii) REPAY for the period from the Closing Date through December 31, 2019. Such combination reflects a simple arithmetic addition of the relevant periods. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in any financial information of Hawk Parent. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of REPAY’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed not to be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities; share-based compensation charges, transaction expenses, management fees, employee recruiting costs, other taxes, strategic initiative related costs and other non-recurring charges. REPAY believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using a non-GAAP financial measure to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. Beginning with the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA by removing the adjustment related to legacy commission restructuring charges and their tax effects. Adjusted EBITDA for the years ended December 31, 2020 and 2019 were also adjusted to conform to the current presentation, resulting in reductions in the Adjusted EBITDA from the previously reported amounts. The presentation for Adjusted EBITDA for all periods presented have been updated to reflect these changes and a reconciliation between the revised and previous definition of Adjusted EBITDA has been provided within the “Adjusted EBITDA Reconciliation – Historical” slide contained herein. The change in methodology for Non-GAAP financial measures has no impact on the Company’s outlook for 2022 and any subsequent periods. 1

Agenda Introduction to REPAY REPAY Investment Highlights REPAY Financial Overview 1 2 3 2

1 Introduction to REPAY 3

REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses 4 REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs

ENERGY AUTOMOTIVE LOANS B2B MERCHANT ACQUIRING PERSONAL LOANS CREDIT UNIONS HEALTHCARE MORTGAGE ARM B2B AP AUTOMATION 5 Your Industry. Our Expertise.

Who We Are 6 A leading, highly-integrated omni-channel payment technology platform modernizing B2B payments, loan repayment verticals, and healthcare payments CAGR is from 2019A–2021A As of 12/31/2021 2021A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA 2021 ANNUAL CARD PAYMENT VOLUME HISTORICAL GROSS PROFIT CAGR(1) SOFTWARE INTEGRATIONS(2) $20.5Bn 44% 222 76% CASH FLOW CONVERSION(3)

Driving Shareholder Value 1) Third-party research and management estimates as of 12/31/2021 7 Secular trends away from cash and check toward digital payments Transaction growth in key verticals Further penetrate existing clients ~$5.3Tn TAM(1) Creates long runway for growth Deep presence in key verticals creates significant defensibility Highly attractive financial model =

8

Our Strong Execution and Momentum

	AT INITIAL BUSINESS COMBINATION (IBC)		MOST RECENT FISCAL YEAR END (1)
TOTAL ADDRESSABLE MARKET	~$535Bn	›	~$5.3Tn(2)
CLIENT COUNT	~4,000	›	~18,400+(3)
# OF ISV INTEGRATIONS	53	›	222(4)

Delivering Superior Results (FY 2021)

+35%	+44%	+57%
CARD PAYMENT VOLUME	GROSS PROFIT	ADJ. EBITDA

(Represents YoY Growth)

1) As of 12/31/2021
2) Third-party research and management estimates
3) Management estimate, includes TriSource, APS, Ventanex, cPayPlus , CPS Payments, BillingTree, Kontrol Payables and Payix
4) Includes integrations from APS, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix

REPAY
Realtime Electronic Payments

2 REPAY Investment Highlights 9

1 Business Strengths and Strategies 10 A leading, omni-channel payment technology provider Fast growing and underpenetrated market opportunity Vertically integrated payment technology platform driving frictionless payments experience Experienced board with deep payments expertise Multiple avenues for long-term growth Highly strategic and diverse client base 2 3 4 5 6 Key software integrations enabling unique distribution model

1 We are Capitalizing on Large, Underserved Market Opportunities 11 REPAY’s existing verticals represent ~$5.3Tn(1) of projected annual total payment volume END MARKET OPPORTUNITIES Healthcare $30Bn $185Bn $70Bn $420Bn $500Bn $70Bn $600Bn $1.2Tn $2.2Tn Energy Credit Unions ARM Mortgage Personal Loans Automotive Loans B2B Merchant Acquiring B2B AP Automation Future New Verticals Canada Buy Now. Pay Later. Growth Opportunities $20.5Bn REPAY’s 2021 Annual Card Payment Volume 1) Third-party research and management estimates as of 12/31/2021

1 Key end markets have been underserved by payment technology and service providers Credit cards are not permitted in loan repayment which has resulted in overall low card penetration CLIENTS SERVING REPAY’S MARKETS ARE FACING INCREASING DEMAND FROM CUSTOMERS They want electronic and omnichannel payment solutions LOAN REPAYMENT, B2B, AND HEALTHCARE MARKETS Lagged behind other industry verticals in moving to electronic payments CONSUMER PAYMENTS BUSINESS PAYMENTS B2B payments have traditionally been made via check or ACH (including AP and AR) Shift towards high deductible health plans resulting in growing proportion of consumer payments 12

Card and Debit Payments Underpenetrated in Our Verticals The Nilson Report – December 2018. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods Third-party research and management estimates 13 Across REPAY’s Verticals(2) Card Payment Penetration Across Industries(1) 1

REPAY Has Built a Leading Next-Gen Software Platform 14 Proprietary, integrated payment technology platform reduces complexity for a unified commerce experience Pay Anywhere, Any Way, Any Time Businesses and Consumers Clients 2

REPAY Has Built a Leading Next-Gen Software Platform 15 Clients Value Proposition to REPAY’s Clients Accelerated payment cycle (ability to lend more / faster) through card processing Faster access to funds to help businesses with working capital 24 / 7 payment acceptance through “always open” omni-channel offering Direct software integrations into loan, dealer, and business management systems reduces operational complexity for client Improved regulatory compliance through fewer ACH returns 2 Pay Anywhere, Any Way, Any Time

REPAY Has Built a Leading Next-Gen Software Platform 16 Businesses and Consumers Value Proposition to REPAY’s Clients’ End Customers Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7 Option to make real-time payments through use of card transactions Immediate feedback that payment has been processed Omni-channel payment methods (e.g. Web, Mobile, IVR, Text) Fewer ancillary charges (e.g. NSF fees) for borrowers through automatic recurring online debit card payments 2 Pay Anywhere, Any Way, Any Time

Key Software Integrations Accelerate Distribution 17 REPAY leverages a vertically tiered sales strategy supplemented by software integrations to drive new client acquisitions NUMBER OF SOFTWARE INTEGRATION PARTNERS Sales Strategy / Distribution Model 3 55% CAGR Software Integrations

4 | Attractive and Diverse Client Base Across Key Verticals 18

Attractive and Diverse Client Base Across Key Verticals

REPAY's platform provides significant value to >18,400[1] clients offering solutions across a variety of industry verticals

Percentage of Card Payment Volume[2]



50%
20%
10%
10%
10%
BillingTree
+
REPAY

LOAN REPAYMENT

- Market leader in personal loans, automotive loans and mortgage servicing
- Blue chip ISV partnerships and 4,600+[2] clients, including 200+[2] credit unions
- Recent expansions into adjacent Buy-Now-Pay-Later vertical as well as Canada

OTHER

- Expanding presence in nascent markets with increasing card penetration (i.e., energy)
- Best-in-class processing technology solutions for ISOs, acquirers and owned clients

B2B

- One-stop shop B2B payments solutions provider, offering AP automation and B2B merchant acquiring solutions
- Integrations with 80+ leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals

ARM

- Deep domain expertise in compliance, underwriting and risk management
- Omni-channel payment options integrated into 100% of solution providers

HEALTHCARE

- Emerging software and payments platform in large and growing $420Bn[3] healthcare payments market
- Comprehensive, streamlined payments acceptance and communications solutions

1) Management estimate, including TriSource, APS, Ventanex, cPayPlus, CPS Payments , BillingTree, Kontrol Payables and Payix as of 12/31/2021
2) As of 12/31/2021
3) Represents out-of-pocket payments to providers

REPAY
Realtime Electronic Payments

5

Demonstrated Ability to Acquire and Successfully Integrate Businesses

19

Represents a significant opportunity to enhance organic growth in existing verticals and accelerate entry into new markets and services

THEME	ACQUISITIONS	RATIONALE
New Vertical Expansion	Sigma 2016; paidsuite 2017; APS 2019; ventanex 2020; cPayPlus* 2020; CPS* 2020; BillingTree* 2021; kontrol* 2021; payix* 2021	• Expansion into the Healthcare, Automotive, Receivables Management, B2B Acquiring, B2B Healthcare, Mortgage Servicing, B2B AP Automation, BNPL verticals
Deepen Presence in Existing Verticals	paymaxx 2017; BillingTree* 2021; payix* 2021	• Accelerates expansion into Automotive, Credit Union and Receivables Management verticals
Extend Solution Set via New Capabilities	TriSource* 2019; ventanex* 2020	• Back-end transaction processing capabilities, which enhance M&A strategy • Value-add complex exception processing capabilities

**Completed since becoming a public company*

Demonstrated ability to source, acquire and integrate various targets across different verticals

Dedicated team to manage robust M&A pipeline

REPAY
Realtime Electronic Payments

*Majority of growth derived from further penetration of existing client base 20 Multiple Levers to Continue to Drive Growth EXPAND USAGE AND INCREASE ADOPTION* ACQUIRE NEW CLIENTS IN EXISTING VERTICALS OPERATIONAL EFFICIENCIES FUTURE MARKET EXPANSION OPPORTUNITIES STRATEGIC M&A REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS 5

Richard Thornburgh Senior Advisor, Corsair Bob Hartheimer Former Managing Director, Promontory Experienced Board with Deep Payments Expertise 21 John Morris CEO & Co-Founder Shaler Alias President & Co-Founder William Jacobs Former SVP, Mastercard / Board Member, Global Payments and Green Dot Peter Kight Chairman, Founder of CheckFree / Former Vice Chairman, Fiserv Paul Garcia Former Chairman and CEO, Global Payments Maryann Goebel Former CIO, Fiserv 9-member board of directors comprised of industry veterans and influential leaders in the financial services and payment industries Emnet Rios CFO and COO, Digital Asset 6

3 REPAY Financial Overview 22

Financial Highlights 23 Low volume attrition and low risk portfolio Differentiated technology platform & ecosystem Deeply integrated with customer base Recurring transaction / volume-based revenue REPAY’s Unique Model Translates Into A Highly Attractive Financial Profile As of 12/31/2021 2021A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA CAGR is from 2019A-2021A

Total Card Payment Volume ($Bn) Total Revenue ($MM) 24 Significant Volume and Revenue Growth REPAY has generated strong, consistent volume growth, resulting in ~$20.5Bn in annual card processing volume in 2021 REPAY’s revenue growth has been strong, resulting in 45% CAGR from 2019 to 2021 42% 42% 44% 27% YoY Growth 48% 35% YoY Growth 38% CAGR 45% CAGR

Gross Profit ($MM)(1) Adjusted EBITDA ($MM)(2) 25 ...Translating into Accelerating Profitability Gross margins are improving due to a decrease in processing costs Highly scalable platform with attractive margins 75% 75% 73% 44% % Margin 41% CAGR 38% 43% % Margin 44% CAGR Gross profit represents total revenue less other costs of services See “Adjusted EBITDA Reconciliation” on slide 26

Adjusted EBITDA Reconciliation – Historical 26 Note: Financials have been updated to match the Company’s restated financials in its Form 10-K for the year ended December 31, 2020. For the year ended December 31, 2021, reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree and Kontrol Payables. For the year ended December 31, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus and CPS. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. For the year ended December 31, 2019, reflects amortization of client relationships intangibles acquired through Hawk Parent’s acquisitions and the recapitalization transaction in 2016 and the acquisition of TriSource Solutions and APS Payments. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans. Reflects realized loss of REPAY’s interest rate hedging arrangement which terminated in conjunction with the repayment of Term Loans. Reflects the mark-to-market fair value adjustments of the warrant liabilities. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, totaling $22,311,251 in the year ended December 31, 2021, and totaling $19,445,800 in the year ended December 31, 2020, and totaling $22,922,265 in the year ended December 31, 2019. Primarily consists of (i) during the year ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisitions of Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings, and (ii) during the year ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus, as well as professional service expenses related to the June 2020 and September 2020 equity offerings, and (iiI) during the year ended December 31, 2019, professional service fees and other costs in connection with the Business Combination, as well as the acquisitions of TriSource Solutions and APS Payments. Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination. Represents payments made to third-party recruiters in connection with a significant expansion of REPAY’s personnel, which REPAY expects will become more moderate in subsequent periods. Reflects franchise taxes and other non-income based taxes. Reflects consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the years ended December 31, 2021, 2020 and 2019. For the years ended December 31, 2021 and 2020, reflects extraordinary refunds to clients and other payments related to COVID-19. Additionally, in the year ended December 31, 2021, reflects non-cash rent expense and loss on disposal of fixed assets, and in the year ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company. For the year ended December 31, 2019, reflects expenses incurred related to other one-time legal and compliance matters, as well as a one-time credit issued to a customer which was not in the ordinary course of business. Represents fully discretionary charges incurred to restructure certain sales representatives’ commission arrangements, by making a one-time payment to the representative to buy out the right to receive future monthly commission payments associated with a portfolio of client contracts. The commission restructuring transactions are subject to negotiation and therefore do not follow a fixed structure, timetable or standard terms. Neither the Company nor the representatives are obligated to offer or accept such restructuring of commission arrangements. Beginning the quarter ended December 31, 2021, REPAY changed its method of calculating Adjusted EBITDA and Adjusted Net Income by removing the adjustment related to legacy commission restructuring charges. Does not include adjustments of $32.6 million for the year ended December 31, 2020, which were presented as pro forma adjustments in previously filed reports, for incremental depreciation and amortization recorded due to fair-value adjustments for Hawk Parent under ASC 805 as a result of Business Combination.

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